LOGO: SCUDDER INVESTMENTS
Annual report to contract holders for the year ended December 31, 2003
Annual report
For contract holders of Scudder ZS4

The Alger American Fund

Credit Suisse

Dreyfus Investment Portfolios

The Dreyfus Socially Responsible Growth Fund, Inc.

INVESCO VIF-Utilities Fund

Scudder Variable Series I

Scudder Variable Series II

Scudder Real Estate Securities Portfolio

This report must be preceded or accompanied by the current prospectus. Read it carefully before investing.

Scudder ZS4 (policy form series L-8823, L-8824, L-8825) is a flexible premium modified guaranteed, fixed and variable deferred annuity issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Suite 6629, Schaumburg, IL 60196. Scudder ZS4 may not be available in all states. The contract contains limitations and policy forms may vary by state.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. DEST-2 (2/28/04)
LOGO: SCUDDER INVESTMENTS Kemper Investors Life Insurance Company Administrative office: 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp